SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                      THE FIRST OF LONG ISLAND CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
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________________________________________________________________________________
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     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          3)   Filing Party:

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

                      THE FIRST OF LONG ISLAND CORPORATION
                                10 GLEN HEAD ROAD
                            GLEN HEAD, NEW YORK 11545
                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 16, 2002
                   -------------------------------------------

                                                                   March 6, 2002

To the Stockholders of
The First of Long Island Corporation:

     Notice is hereby given that the Annual Meeting of Stockholders of THE FIRST OF LONG ISLAND CORPORATION will be held at the OLD BROOKVILLE OFFICE, 209 GLEN HEAD ROAD, GLEN HEAD, NEW YORK, on Tuesday, April 16, 2002, at 3:30 P.M. local time for the following purposes:

     (1) To elect Directors.

     (2) To transact any other business as may properly come before the meeting.

     Only stockholders of record at the close of business on February 27, 2002 are entitled to notice of and to vote at such meeting or any adjournment thereof.


                                             By Order of the Board of Directors

                                             Joseph G. Perri
                                             Senior Vice President and Secretary


                  IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY.

IN ORDER THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                      THE FIRST OF LONG ISLAND CORPORATION
                                10 Glen Head Road
                            Glen Head, New York 11545
                                 (516) 671-4900

                                ---------------
                                PROXY STATEMENT
                                ---------------


                         ANNUAL MEETING OF STOCKHOLDERS

     The accompanying proxy is being solicited by the Board of Directors of The First of Long Island Corporation (the "Corporation") for use at the Annual Meeting of Stockholders to be held at 3:30 P.M. local time at the Old Brookville Office, 209 Glen Head Road, Glen Head, New York, on April 16, 2002. The approximate date on which proxy statements and forms of proxy are first being sent or given to stockholders is March 6, 2002.

     Proxies in the accompanying form that are properly executed and duly returned to the Corporation will be voted at the meeting. Each proxy granted may be revoked at any time prior to its exercise either by written notice filed with the secretary of the meeting or by oral notice given during the meeting by the stockholder to the presiding officer of the meeting.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The only class of voting securities of the Corporation is its Common Stock, $.10 par value ("Common Stock"), each share of which entitles the holder thereof to one vote except in the election of directors, where votes may be cumulated as described below. Only stockholders of record at the close of business on February 27, 2002 are entitled to notice of and to vote at the meeting. For the election of directors, each share is entitled to as many votes as there are directors to be elected, and such votes may be cumulated and voted for one nominee or divided among as many different nominees as is desired. If authority to vote for any nominee or nominees is withheld on any proxy, the votes will then be "spread" among the remaining nominees.

     As of January 31, 2002, there were issued 2,784,327 shares of the Common Stock, all of which were outstanding and entitled to vote. To the best knowledge of the Corporation, the only persons owning beneficially more than five percent (5%) of the Common Stock of the Corporation as of January 31, 2002 are identified in the table below.

Title of                   Name and Address               Amount and Nature of          Percent
Class                      of Beneficial Owner            Beneficial Ownership          of Class
-----------                -------------------            -----------------------       --------
Common                     Sidney Canarick                   253,725 shares (1)          9.11%
Stock                      25 Glen Street
($.10 par value)           Glen Cove, N.Y. 11542

Common                     Paul T. Canarick                  253,725 shares (1)          9.11%
Stock                      25 Glen Street
($.10 par value)           Glen Cove, N.Y. 11542

Common                     Zachary Levy                      238,618 shares              8.57%
Stock                      125 Jerusalem Avenue
($.10 par value)           Hicksville, N.Y. 11801

(1) Including 236,970 shares in the names of Sidney Canarick and Jean C. Canarick, his wife, (Mr. Paul T. Canarick's parents) as Trustees under a Trust Agreement dated May 27, 1992; 10,575 shares in the name of Jean C. Canarick, Dr. Canarick's wife; and 6,180 shares in the name of Paul T. Canarick. Pursuant to applicable rules, Sidney Canarick and Paul T. Canarick are both deemed to be beneficial owners of the foregoing shares.

     Furnished below is information with respect to the beneficial ownership of the Corporation's Common Stock as of January 31, 2002 by all directors and nominees, by the executive officers of the Corporation named in the "Summary Compensation Table", and by directors and executive officers of the Corporation as a group.


                                                         Amount and Nature of           Percent of
Title of Class          Beneficial Owner                 Beneficial Ownership              Class
----------------        ------------------------         --------------------           ----------
Common Stock            Allen E. Busching                       1,000                      .04%
($.10 par value)        Paul T. Canarick                      253,725   (1)               9.11%
                        Beverly Ann Gehlmeyer                  28,989   (2)               1.04%
                        Howard Thomas Hogan, Jr.               36,829   (3)               1.32%
                        J. William Johnson                     47,850   (4)               1.71%
                        J. Douglas Maxwell, Jr.                 9,575   (5)                .34%
                        John R. Miller III                      2,008                      .07%
                        Walter C. Teagle III                   15,750   (6)                .57%
                        Richard Kick                           10,862   (7)                .39%
                        Arthur J. Lupinacci, Jr.               24,296   (8)                .87%
                        Donald L. Manfredonia                  16,301   (9)                .58%
                        Joseph G. Perri                        12,375  (10)                .44%
                        Directors and Executive
                          Officers as a group                 465,383  (11)              16.70%


(1) Including 236,970 shares in the names of Sidney Canarick and Jean C. Canarick (Mr. Paul T. Canarick's parents) as trustees under a Trust
     Agreement dated May 27, 1992; and 10,575 shares in the name of Jean C. Canarick, Mr. Paul T. Canarick's mother.

(2) Including 435 shares in the name of Robert Val Gehlmeyer, Mrs. Gehlmeyer's husband, and 5,283 shares in the name of Gehlmeyer & Gehlmeyer, P.C. Retirement Trust.

(3) Including 16,515 shares in the name of Mr. Hogan as Trustee for the benefit of his children, Howard, Kathryn, and Margaret Hogan, and 861 shares in the name of Mr. Hogan as Trustee for the Hogan Family Trust.

(4) Including 1,224 shares in the name of Gail G. Johnson, Mr. Johnson's wife; 3,079 shares held in Mr. Johnson's individual retirement account; and 9,244 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(5)  Including 5,625 shares held in Mr. Maxwell's retirement account.

(6) Including 225 shares in the name of Janet D. Teagle, Mr. Teagle's wife; and 675 shares each (totaling 2,025 shares) held for the benefit of W. Clark Teagle IV, Clifton D. Teagle and Janet W. Teagle, Mr. Teagle's children.

(7) Including 10,162 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(8) Including 20,050 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(9) Including 10,301 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(10) Including 500 shares held in Mr. Perri's individual retirement account; and 11,875 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(11) Including 65,432 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.
                              ELECTION OF DIRECTORS

     The Board of Directors of the Corporation presently consists of eight members classified into two classes, Class I with four members and Class II with four members, with each director to serve a two-year term. Only one class of directors is elected at each annual meeting of stockholders. The following table sets forth the present composition of the Board.

                                                          Expiration
         Name                              Class           of Term
         -----------------------           -----          ----------
         Allen E. Busching                  II               2002
         Paul T. Canarick                   II               2002
         Beverly Ann Gehlmeyer              II               2002
         Howard Thomas Hogan, Jr.           I                2003
         J. William Johnson                 II               2002
         J. Douglas Maxwell, Jr.            I                2003
         John R. Miller III                 I                2003
         Walter C. Teagle III               I                2003

     The nominees for election at this meeting will be the Class II directors. It is intended that shares represented by properly executed proxies will be voted at the meeting in accordance with the marking indicated thereon and, in the absence of contrary indication, for the re-election of Messrs. Busching, Canarick, and Johnson and Mrs. Gehlmeyer, each to hold office until the 2004 Annual Meeting of Stockholders or until his or her successor is elected and qualified. If at the time of the 2002 Annual Meeting any of the nominees named above is not available to serve as a director (an event which management does not now anticipate), the proxies will be voted for the election as director of such other person or persons as the Board of Directors may designate.


        The Board of Directors recommends a vote FOR all named nominees.

     Information about the nominees and directors continuing in office follows. The year set forth for each director is the year in which the person named became a director of the Bank. Mrs. Gehlmeyer and Messrs. Hogan, Johnson, and Miller became directors of the Corporation upon its formation in 1984. Messrs. Busching, Canarick, Maxwell and Teagle became directors of the Corporation and the Bank in the years set forth next to their names.

                             Principal Occupations for Last                      Director
Name                         5 Years and Other Directorships                     Since
-------------------          -------------------------------                     ---------
Allen E. Busching            Principal,                                          1999
(Age 70)                       B&B Capital
                               (Consulting and Private Investment);
                               (formerly: Managing Director,
                               Unitech p.l.c., Reading, England;
                               Chairman of the Board, President, and
                               Chief Executive Officer, Lambda
                               Electronics, Inc. (formerly Veeco Instruments));
                               Trustee, North Shore-Long Island Jewish
                               Health Systems, Inc.

Paul T. Canarick             President and Principal,                            1992
(Age 45)                       Paul Todd, Inc.
                               (Construction Company)

Beverly Ann Gehlmeyer        Tax Manager and Principal,                          1978
(Age 70)                       Gehlmeyer & Gehlmeyer, P.C.
                               (Certified Public Accounting Firm)

Howard Thomas Hogan, Jr.     Hogan & Hogan, Lawyer                               1978
(Age 57)                       (Private Practice)

J. William Johnson           Chairman of the Board, President,                   1979
(Age 61)                       and Chief Executive Officer,
                               The First of Long Island Corporation;
                               Chairman of the Board, President,
                               and Chief Executive Officer,
                               The First National Bank of Long Island;
                               Director, Independent Bankers Association
                               of New York State

J. Douglas Maxwell, Jr.      Chairman, Chief Executive Officer and Director,     1987
(Age 60)                       NIRx Medical Technologies L.L.C.
                               (Medical Technology);
                               (formerly Chairman of the Board and Chief
                               Executive Officer, Swissray Empower, Inc.,
                               a Medical Imaging Distributor);
                               Director, Slater Development Corp. and
                               Police Relief Association of Nassau County

                             Principal Occupations for Last                      Director
Name                         5 Years and Other Directorships                     Since
-------------------        -------------------------------                     ---------
John R. Miller III           President and Chief Executive Officer,                1982
(Age 61)                       Equal Opportunity Publications, Inc.
                               (Publishing);
                               Director, The Middleby Corporation and
                               Middleby Marshall, Inc.

Walter C. Teagle III         Executive Vice President and Director,                1996
(Age 52)                       Lexent, Inc.
                               (Infrastructure Service Provider);
                               (formerly President, Chief Executive Officer,
                               and Director, Metro Design Systems, Inc.,
                               an Engineering Design Services Firm);
                               President, Chief Investment Officer,
                               and Director, Teagle Management, Inc.
                               (Private Investment Firm)

                            COMPENSATION OF DIRECTORS

     All of the members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank. Directors are paid for their services as directors of the Bank and of the Corporation. Directors of the Corporation are paid a quarterly retainer of $1,000. The Board of Directors of the Bank currently holds 12 regular meetings a year and such special meetings as deemed advisable to review significant matters. Directors of the Bank are paid $1,000 for each regularly scheduled Board meeting, provided they attend at least ten meetings. If a director attends less than ten meetings, the director is paid $1,000 for each meeting attended. In addition, directors of the Corporation and the Bank are generally paid $500 for each special Board meeting and $100 for each telephone Board meeting.

     The Chairwoman of the Corporation's Nominating Committee receives an annual retainer of $700, and other committee members receive annual retainers of $350. The Chairmen of the Bank's Compensation, Compliance, and Board Trust Committees are each paid an annual retainer of $1,700, and other members of these committees are paid annual retainers of $700. The Chairwoman of the Bank's Loan Committee receives an annual retainer of $1,700, and other committee members receive annual retainers of $250. In addition, the Chairwoman and all other members of the Bank's Loan Committee receive $250 per meeting. The Corporation's and the Bank's Examining Committees consist of the same four independent directors, three of whom are also members of the Bank's Trust Audit Committee. The Chairman is paid an annual retainer of $1,700 and the other two members are paid an annual retainer of $700 for service on the two committees. Each of the Examining Committees also includes a fourth independent director who is paid an annual retainer of $600. Neither the Chairman nor the other members of the Pension Plan Committee receive fees for their services. Mr. Johnson does not receive director fees or committee fees from the Bank or the Corporation.

     The Corporation's Stock Option and Appreciation Rights Plan (the "Stock Option Plan"), as amended, allows for the granting of stock options to non-employee directors of the Corporation. In January 2002, each non-employee director received a stock option grant based on the board and committee fees that such director received in 2001 and the Corporation's 2001 performance. The options, which are exercisable in whole or in part during the period beginning three years from the date of grant and ending ten years from the date of grant, were granted at an exercise price equal to the fair market value of one share of the

Corporation's stock on the date of grant. The number of options granted to each non-employee director is as follows: Mr. Busching - 679; Mr. Canarick - 662; Mr. Hogan - 583; Mr. Teagle - 625; Ms. Gehlmeyer - 803; Mr. Miller - 721; and Mr. Maxwell - 762.

                          BOARD COMMITTEES AND MEETINGS

     The Board of Directors of the Corporation has three standing committees: the Examining Committee, the Compensation and Stock Option Committee, and the Nominating Committee.

     The Corporation's Examining Committee: (1) meets with the Corporation's independent public accountants and reviews with them the results of their annual audit of the Corporation's financial statements, including any recommendations the accountants may have with respect to internal controls or other business matters; and (2) reviews the results of examinations of the Corporation performed by regulatory authorities. The members of the Examining Committee are Walter C. Teagle III, Allen E. Busching, Beverly Ann Gehlmeyer, and John R. Miller III. During 2001, the Committee held three meetings.

     The Compensation and Stock Option Committee is responsible for determining an appropriate level of compensation for the Corporation's Chief Executive Officer and administering the Corporation's Stock Option Plan. Administration of the Stock Option Plan includes the selection of optionees and the determination of the timing, duration, amount and type of each award. Members of the Committee as well as all other non-employee directors of the Corporation are eligible for stock option grants under the Stock Option Plan. Stock option grants to non-employee directors are approved by the full Board. The Committee consists of
J. Douglas Maxwell, Jr., Allen E. Busching, and Paul T. Canarick. The Committee met eight times during 2001.

     The Nominating Committee is responsible for the nomination of individuals to the Board of Directors of the Corporation and the Bank. The members of the Nominating Committee are Beverly Ann Gehlmeyer, Paul T. Canarick, and John R. Miller III. The Nominating Committee will consider nominees proposed by stockholders in accordance with the provisions of the Corporation's bylaws establishing the information and notice requirements for such nominations. The Committee met once during 2001.

     The Board of Directors of the Bank currently has seven standing committees: an Examining Committee, a Trust Audit Committee, a Compensation Committee, a Compliance and Community Reinvestment Act Committee, a Board Trust Committee, a Loan Committee, and a Pension Plan Committee.

     The Bank's Examining Committee: (1) reviews the plan, scope and results of internal audits performed by both the Bank's in-house audit staff and independent external firms; (2) reviews the results of examinations performed by regulatory authorities; and (3) is responsible for insuring that the Bank fulfills the annual audit and management reporting requirements of Section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"). The members of the Examining Committee are Walter C. Teagle III, Beverly Ann Gehlmeyer, Allen E. Busching, and John R. Miller III. During 2001, the Committee held five meetings.

     With respect to audits of the Bank's Trust Department, the Trust Audit Committee meets with the auditors and reviews with them the nature, extent and results of their audit effort. The members of the Trust Audit Committee are Walter C. Teagle III, Beverly Ann Gehlmeyer, and John R. Miller III. During 2001, the Committee held two meetings.

     The Compensation Committee recommends to the full Board salary policy, management succession, compensation of officers, incentive compensation, and employee benefits. The members of the Compensation Committee are J. Douglas Maxwell, Jr., Allen E. Busching, and Paul T. Canarick. During 2001, the Committee held five meetings.

     The Compliance and Community Reinvestment Act Committee is responsible for reviewing the Bank's performance of its obligations under the various laws and regulations affecting consumers, including the Federal Community Reinvestment Act. The members of the Committee are John R. Miller III and Walter C. Teagle
III. The Committee met four times during 2001, and each meeting was attended by one or more officers of the Bank whose duties relate to compliance with such laws and regulations.

     The Board Trust Committee is responsible for reviewing the activities of the Trust and Investment Services Department including the handling of fiduciary relationships, investment management activities, and compliance. The members of the Committee are J. Douglas Maxwell, Jr., Allen E. Busching, and J. William Johnson. During 2001, the Committee held four meetings.

     The Loan Committee consists of members who, except for Mr. Johnson, are not officers of the Bank. Two members of the Loan Committee meet with the officers of the Bank to review and approve substantial loans and the entire committee meets on a quarterly basis to review the overall portfolio. The members of the Loan Committee are Beverly Ann Gehlmeyer, Paul T. Canarick, Howard Thomas Hogan, Jr., J. Douglas Maxwell, Jr., J. William Johnson, and Allen E. Busching. Including the meetings to approve large loans, the Committee held forty-one meetings in 2001.

     The Pension Plan Committee has the authority to take such action with respect to the Bank's Pension Plan and Supplemental Executive Retirement Plan as may be necessary or advisable to be taken between regular meetings of the Bank's Board of Directors. The members of the Pension Plan Committee are J. Douglas Maxwell Jr., Allen E. Busching, and Paul T. Canarick. Beverly Ann Gehlmeyer is an alternate member of this Committee with the right to replace any absent member of the Committee at any meeting thereof. The Committee did not meet in 2001.

                       MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Corporation held twelve regular meetings and one special meeting during 2001. With respect to meetings of the Corporation, each director attended at least 75% of the aggregate number of Board meetings and meetings of the committees on which such director served.

                                   MANAGEMENT

     The following tables contain information about the executive officers of the Corporation and the Bank.

Executive Officers                                                      Term of         Officer
of the Corporation             Age          Present Capacity            Office          Since
------------------             ---          ----------------            ---------       -------
J. William Johnson              61          Chairman of the Board,       3 yrs.          1984
                                            President, and Chief
                                            Executive Officer
Arthur J. Lupinacci, Jr.        61          Executive Vice President     1.5 yrs.        1985
                                            and Chief Administrative
                                            Officer
Mark D. Curtis                  47          Senior Vice President        1 yr.           1997
                                            and Treasurer
Brian J. Keeney                 53          Senior Vice President        1 yr.           2000
Richard Kick                    44          Senior Vice President        1 yr.           1991
Donald L. Manfredonia           50          Senior Vice President        1.5 yrs.        1987
Joseph G. Perri                 50          Senior Vice President        1.5 yrs.        1990
                                            and Secretary

Executive Officers                                                      Term of         Officer
of the Bank                    Age          Present Capacity            Office          Since
------------------             ---          ----------------            ---------       -------
J. William Johnson              61          Chairman of the Board,       1 yr.           1979
                                            President, and Chief
                                            Executive Officer
Arthur J. Lupinacci, Jr.        61          Executive Vice President     1 yr.           1985
                                            and Chief Administrative
                                            Officer
Donald L. Manfredonia           50          Executive Vice President     1 yr.           1982
Joseph G. Perri                 50          Executive Vice President     1 yr.           1990
Mark D. Curtis                  47          Senior Vice President,       1 yr.           1997
                                            Chief Financial Officer
                                            and Cashier
Brian J. Keeney                 53          Senior Vice President        1 yr.           2000
Richard Kick                    44          Senior Vice President        1 yr.           1991

     Mr. Keeney has been employed by the Corporation and the Bank for less than five years. From September 1998 to March 2000, Mr. Keeney was President and Chief Executive Officer of The Rockefeller Trust Company. From December 1996 to September 1998, he was Chairman of the Board, President & Chief Executive Officer of Fidelity Management Trust Company of New York and from January 1992 to November 1996, he was Senior Vice President and Chief Operating Officer of U.S. Trust Company of New Jersey. Previously, he held various positions with U.S. Trust Company of New York, Irving Trust Company, and The Chase Manhattan Bank, N.A.

                       BOARD COMPENSATION COMMITTEE REPORT

     The Corporation's executive compensation program is administered by the Compensation and Stock Option Committee of the Corporation's Board of Directors and the Compensation Committee of the Bank's Board of Directors (the "Committees"). Both Committees consist of the same three independent directors, who are not employed by the Bank or the Corporation.

     Compensation for executive officers consists of direct salary, incentive bonuses paid under the Bank's Incentive Compensation Plan, and stock options and appreciation rights awarded under the Corporation's Stock Option and Appreciation Rights Plan. The payment or awarding of compensation is approved by the Committees. Following approval by the Committees, the full Boards of Directors of the Corporation and the Bank approve the salary package for all executive officers and review the proposed payment of incentive compensation and granting of stock options.

     The Committees adhere to the practice that compensation for executive officers be directly and materially linked to bank performance, individual performance, and to what is paid to individuals in similar positions within the industry. As such, (1) salaries are related to the Bank in light of overall Bank performance; (2) incentive compensation, an objective means of rewarding individual performance, is paid pursuant to the Incentive Compensation Plan based on achievement by the individual of objective goals and the Bank's performance with respect to profitability and financial strength; and (3) base salary and incentive compensation for executive officers is compared to the amounts of such compensation paid to individuals with reasonably similar responsibilities employed by banks that are similar in size and scope to the Corporation. In addition, from time to time the Corporation retains outside consultants to determine the appropriateness of executive officer compensation.

     Regarding Mr. Johnson's compensation, the Committees have considered, in addition to the factors described above, the profitability and growth of the Corporation during Mr. Johnson's tenure as Chief Executive Officer.

                                                         J. Douglas Maxwell, Jr.
                                                         Allen E. Busching
                                                         Paul T. Canarick

                       COMPENSATION OF EXECUTIVE OFFICERS

     Furnished below is information with respect to the aggregate compensation paid or accrued during the fiscal year ended December 31, 2001 to the Chief Executive Officer and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services rendered to the Corporation or the Bank. This information is provided pursuant to the Securities and Exchange Commission executive compensation disclosure rules for proxy statements. All of the listed officers are also officers of the Corporation but received salaries only from the Bank; no compensation for their employment, other than Stock Options or Stock Appreciation Rights ("SARs"), was received from the Corporation. A description of the Incentive Compensation Plan under which the bonuses were paid follows.

                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------
                                        Annual Compensation         Long-Term Compensation
                                   -----------------------------  ---------------------------
                                                                         Awards       Payouts
                                                                  ------------------- -------
                                                          Other   Restricted                   All Other
    Name and Principal                                   Compen-    Stock    Options/           Compen-
         Position           Year    Salary      Bonus    sation    Award(s)    SARs     LTIP   sation (2)
                                      ($)        ($)       ($)       ($)        #       ($)       ($)
            (a)              (b)      (c)        (d)       (e)       (f)       (g)      (h)       (i)
-----------------------     ----   --------   --------  --------  ---------- --------   -----  ----------
J. William Johnson          2001    $357,000  $129,950     See       None       7,313   None     $47,294
Chairman of the Board,      2000    $340,000  $ 94,200  Footnote     None       3,200   None     $39,331
Director, President and     1999    $325,000  $ 98,735     (1)       None       1,800   None     $38,409
Chief Executive Officer

Arthur J. Lupinacci, Jr.    2001    $215,000  $ 69,660     See       None       4,316   None     $29,228
 Executive Vice President   2000    $201,000  $ 48,610  Footnote     None       2,000   None     $23,252
 and Chief Administrative   1999    $185,500  $ 47,715     (1)       None       1,300   None     $21,923
 Officer

Donald L. Manfredonia       2001    $169,000  $ 54,760     See       None       3,495   None     $19,202
Senior Vice President       2000    $162,000  $ 33,050  Footnote     None       1,600   None     $16,291
                            1999    $150,000  $ 40,770     (1)       None       1,000   None     $15,459

Joseph G. Perri             2001    $162,000  $ 50,285     See       None       2,334   None     $18,407
Senior Vice President       2000    $151,000  $ 31,050  Footnote     None       1,200   None     $15,185
 and Secretary              1999    $134,000  $ 36,950     (1)       None         800   None     $13,810

Richard Kick                2001    $145,000  $ 45,165     See       None       2,061   None     $15,118
Senior Vice President       2000    $138,000  $ 26,000  Footnote     None       1,200   None     $13,380
                            1999    $121,000  $ 28,040     (1)       None         800   None     $12,035
----------------------------------------------------------------------------------------------------------

(1) Other annual compensation excludes the value of perquisites and other personal benefits since the Corporation and the Bank have concluded that for the named executive officers the aggregate amount of such compensation does not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported in columns (c) and (d).

(2) All other compensation for 2001 (column (i) of the "Summary Compensation Table") includes the following amounts either paid for or contributed on behalf of the named executive officers. The 401(k) and profit sharing contributions shown in the table include amounts paid under the Bank's Profit Sharing and Supplemental Executive Retirement ("SERP") Plans.

--------------------------------------------------------------------------------
                                   Life       401(k)         Profit
                                Insurance    Matching       Sharing
Name                             Premiums  Contributions  Contributions   Total
-----------------------         ---------  -------------  -------------  -------
J. William Johnson...........     $12,558       $7,140       $27,596     $47,294
Arthur J. Lupinacci, Jr. ....     $ 8,308       $4,300       $16,620     $29,228
Donald L. Manfredonia .......     $ 2,758       $3,380       $13,064     $19,202
Joseph G. Perri .............     $ 2,644       $3,240       $12,523     $18,407
Richard Kick ................     $ 1,009       $2,900       $11,209     $15,118
--------------------------------------------------------------------------------

                         COMPENSATION PURSUANT TO PLANS

Pension Plan

     The Bank is a participant in the New York State Bankers Retirement System Pension Plan ("Plan") and maintains the SERP described below. Set forth in the table that follows are total estimated annual benefits payable under the Plan and SERP upon retirement based on various levels of compensation and years of service.

----------------------------------------------------------------------------------------------
                                            Years of Creditable Service
Average Annual     ---------------------------------------------------------------------------
 Compensation         10           15            20           25           30            35
--------------     --------      --------     --------     --------      --------     --------
   $100,000        $ 15,677      $ 23,515     $ 31,353     $ 39,191      $ 47,030     $ 54,868
   $125,000        $ 20,052      $ 30,077     $ 40,103     $ 50,129      $ 60,155     $ 70,180
   $150,000        $ 24,427      $ 36,640     $ 48,853     $ 61,066      $ 73,280     $ 85,493
   $175,000        $ 28,802      $ 43,202     $ 57,603     $ 72,004      $ 86,405     $100,805
   $200,000        $ 33,177      $ 49,765     $ 66,353     $ 82,941      $ 99,530     $116,118
   $225,000        % 37,552      $ 56,327     $ 75,103     $ 93,879      $112,655     $131,430
   $250,000        $ 41,927      $ 62,890     $ 83,853     $104,816      $125,780     $146,743
   $300,000        $ 50,677      $ 76,015     $101,353     $126,691      $152,030     $177,368
   $400,000        $ 68,177      $102,265     $136,353     $170,441      $204,530     $238,618
   $500,000        $ 85,677      $128,515     $171,353     $214,191      $257,030     $299,868
   $600,000        $103,177      $154,765     $206,353     $257,941      $309,530     $361,118
----------------------------------------------------------------------------------------------

     The Plan covers employees who are over the age of 21 years and have been employed for over one year. The normal retirement age is 65 and early retirement with reduced benefits is available at age 55. However, an unreduced benefit is available at age 62 or above to a participant with at least 10 years of service whose employment terminates after age 55 and who begins receiving benefits after attaining age 62. Upon retirement, each participant is paid a benefit in the form of a joint and survivor annuity computed by (i) multiplying the participant's final average compensation (the average of the participant's Annual Earnings, as defined, during the five highest consecutive years of employment) by the product of 1.75 percent and the participant's credited years of service (to a maximum of 35 years), (ii) adding 1.25 percent of average compensation multiplied by the participant's credited years of service in excess of 35 years (up to five such years), and (iii) subtracting the product of .49 percent of the participant's final three year average compensation (limited to covered compensation) and the participant's credited years of service (to a maximum of 35 years). The .49 percent represents the minimum Social Security offset to the pension benefit.

     The Bank makes annual payments to a trust fund, computed on an actuarial basis, to fund these benefits. A contribution of $365,202 is required for the plan year ending September 30, 2002. No contribution was required for the plan year ended September 30, 2001. Employees also make contributions of 2 percent of their compensation. An employee becomes fully vested after 4 years of participation in the Plan. No vesting occurs during that 4-year period.

     The compensation covered by the Plan includes: (1) salary and bonus as set forth in the "Summary Compensation Table"; (2) value realized from the exercise of stock appreciation rights; and (3) generally all other taxable compensation except that resulting from the Bank's contributions to the SERP or reimbursement for taxes on SERP earnings and amounts realized after April 15, 1998 from the exercise of disqualified incentive stock options. Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. Any benefits which may be above the limits under these sections would be payable under the SERP.

     The credited years of service, for purposes of calculating benefits, for the executive officers of the Bank named in the Summary Compensation Table and all executive officers of the Bank as a group are as follows: Mr. Johnson - 21 years; Mr. Lupinacci - 15 years; Mr. Manfredonia - 18 years; Mr. Perri - 10 years; Mr. Kick - 9 years; and all executive officers as a group - 78 years.

Supplemental Executive Retirement Plan

     On August 3, 1995, the Corporation adopted The First National Bank of Long Island Supplemental Executive Retirement Plan ("SERP"). The SERP provides benefits that would have been provided under the Pension Plan and Profit Sharing Plan, in the absence of Internal Revenue Code ("IRC") limitations, to certain employees whose benefits under those plans are limited by the IRC. The
Compensation Committee of the Board of Directors designates the employees eligible to participate in the SERP.

     Supplemental retirement program and profit sharing plan contributions under the SERP are made to a "secular trust" for the benefit of the participants. Amounts contributed to the secular trust are not subject to the claims of creditors of the Bank. Accordingly, the contributions are taxable to each participant and deductible by the Bank when made. Trust income is also taxable to each participant. Taxes are withheld from the contributions to pay each participant's taxes. In addition, the Bank makes tax payments in an amount sufficient to cover each participant's taxes on both the trust income and the tax payment.

     The SERP and related secular trust are intended to meet the requirements of the Employee Retirement Income Security Act (ERISA) as they pertain to vesting, reporting and disclosure information.

Profit Sharing Plan

     The Bank has a combined profit sharing/401(k) plan (the "Profit Sharing Plan"). Employees are eligible to participate provided they are at least 21 years of age and have completed one year of service in which they worked 1,000 hours if full-time and 700 hours if part-time. Participants may elect to contribute, on a tax-deferred basis, up to 25% of gross compensation, as defined, subject to the limitations of Section 401(k) of the Internal Revenue Code. The Bank may, at its sole discretion, make "Additional 401(k)

Contributions" to each participant's account based on the amount of the participant's tax deferred contributions and make "Profit Sharing Contributions" to each participant's account equal to a percentage of the participant's compensation, as defined. Forfeitures are allocated among participants in proportion to their annual compensation. Participants are fully vested in their elective contributions and, after five years of participation in the Profit Sharing Plan, are fully vested (20% vesting per year) in the Additional 401(k) and Profit Sharing Contributions made by the Bank. Also, a participant becomes fully vested in Additional 401(k) and Profit Sharing Contributions upon death or disability. The Additional 401(k) and Profit Sharing Contributions for 2001 were $130,000 and $587,000, respectively. The Profit Sharing Contributions represented approximately 4.3% of the Bank's 2001 pre-tax profits.

     Normal retirement age is 65, although the Profit Sharing Plan also contains provisions allowing pre-termination withdrawals and loans under certain circumstances. The amount of retirement benefits will depend upon the accumulation of contributions and forfeitures and the investment performance of the Plan. The amount allocated under the Profit Sharing Plan and related SERP to the account of the Chief Executive Officer for 2001 and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services to the Corporation or the Bank in 2001 is set forth in footnote (2) to the "Summary Compensation Table."

Retirement Plan For Directors

     On June 18, 1991, the Board of Directors of the Bank adopted The First National Bank of Long Island Retirement Plan for Directors (the "Retirement Plan"). In order to be eligible to receive benefits under the Retirement Plan, a retired director must have served on the Board of Directors for three (3) years and, except in the case of retirement due to substantial physical disability, must have attained the age of sixty (60) years. Pursuant to the terms of the Retirement Plan, an eligible director receives a credit (the "Credit Percentage") of ten percent (10%) multiplied by the number of years of service on the Board, to a maximum of one hundred percent (100%). The annual benefit (the "Annual Benefit") under the Retirement Plan is equal to the monthly Board of Directors attendance fee in effect as of December 31, 2000, multiplied by twelve (12) and then multiplied by the Credit Percentage. The Annual Benefit is payable for a period of seven (7) years from the date of retirement (the "Payment Period"), in quarterly installments. In the event of the death of a director or a retired director, the surviving spouse of such director shall be entitled to receive an annual payment equal to seventy-five percent (75%) of the Annual Benefit, calculated as set forth above, and payable over the remainder of the applicable Payment Period.

     An amendment to the Stock Option Plan that allows for the granting of stock options to non-employee directors was approved by the Board of Directors in February 2001 and subsequently approved by the shareholders. Upon approval of the amendment by stockholders, the Retirement Plan was terminated effective December 31, 2000, the benefits earned by directors under the Retirement Plan for services rendered through December 31, 2000 were frozen, and the ability of directors to earn additional benefits under the Retirement Plan was discontinued.

Incentive Compensation Plan

     The executive officers of the Bank are eligible for compensation under the Bank's Incentive Compensation Plan (the "Plan") described in the Board Compensation Committee Report herein. Incentive compensation paid to the Chief Executive Officer for 2001 and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services to the Corporation or the Bank in 2001 is set forth in the "Summary Compensation Table."

Stock Option and Appreciation Rights Plan

     The Corporation's 1986 Stock Option and Appreciation Rights Plan (the "1986 Plan") expired on January 21, 1996. The 1986 Plan was adopted by the Board of Directors in January 1986 and approved by the stockholders in April 1986 as a Stock Option Plan and subsequently was amended to include provisions for the granting of Stock Appreciation Rights ("SARs"), which amendment was adopted by the Board of Directors in May 1988 and approved by the stockholders in April 1989.

     In January 1996, the Board of Directors unanimously adopted a new plan entitled The First of Long Island Corporation Stock Option and Appreciation Rights Plan (the "Stock Option Plan") as a successor to the 1986 Plan. The Corporation's stockholders approved the 1996 Stock Option Plan in April 1996. An amendment to the Stock Option Plan that allows for the granting of stock options to non-employee directors and limits the number of stock options and stock appreciation rights that can be granted to any one person in any one fiscal year to 25,000 was approved by the Board of Directors in February 2001 and subsequently approved by the shareholders. Except for this amendment, the terms of the Stock Option Plan are substantially identical to the terms of the 1986 Plan.

    Under the Stock Option Plan, options to purchase up to 360,000 shares of common stock were made available for grant to key employees and, as amended, non-employee directors of the Corporation and its subsidiaries through January 15, 2006. Each option granted under the Stock Option Plan is granted at an exercise price equal to the fair market value of one share of the Corporation's stock on the date of grant. Options granted on or before December 31, 2000 are exercisable in whole or in part commencing six months from the date of grant and ending ten years after the date of grant. Options granted after December 31, 2000 are exercisable in whole or in part commencing three years from the date of grant and ending ten years after the date of grant. The date on which options first become exercisable is subject to acceleration in the event of a change in control, retirement, death, disability, and certain other limited circumstances.

     Each option granted to an employee under the Stock Option Plan may be granted with or without a SAR attached. The Stock Option Plan also provides for the granting of stand-alone SARs to employees. Non-employee directors are not eligible for SAR grants, whether stand alone or attached to options. An employee who is granted an option with a SAR attached may elect to exercise either the option or the SAR, at which point the related SAR or option shall be deemed to have been cancelled. If a SAR is exercised, the participant is entitled to a payment equal to the amount by which the fair market value of the shares of the Common Stock allocable to the SAR on the exercise date exceeds the fair market value of such shares on the date of grant. Payment to a holder who exercises a SAR is made in cash. Unexercised options which expire or terminate are again available for grant, but options cancelled because an attached SAR was exercised are not again available for grant.

     Options may be granted under the Stock Option Plan as incentive stock options ("ISOs") qualified under Section 422 of the Internal Revenue Code or as non-qualified stock options ("NQSOs"). Generally, options and SARs have a maximum duration of 10 years. The total fair market value of stock, determined as of the date of grant of the option, for which ISOs are first exercisable by a holder in any year is limited to $100,000. A holder may elect to exercise options or SARs in any order without regard to the date on which the options or SARs were granted.

     Options and SARs are not transferable, except upon death (i) by will, (ii) by the laws of descent and distribution, or (iii) by beneficiary designation. The purchase price for the Common Stock must be paid in full in either common stock of the Corporation and/or cash when an option is exercised. Generally, options and SARs are exercisable only during the holder's continued employment or service as a director with the Corporation or the Bank. However, in accordance with the terms of the Stock Option Plan and/or administrative guidelines adopted by the Compensation and Stock Option
Committee, there are additional limited periods following termination of employment or service as a director during which options or SARs may be exercised in the event employment or service is terminated as a result of resignation, death, disability, retirement, or a change in control of the Corporation.

     Subject to the provisions of applicable law and the terms of the Stock Option Plan, the designation of those officers and non-employee directors who will be granted options, or those officers who will be granted SARs, as well as the terms of the options or SARs granted, is solely within the discretion of the Compensation and Stock Option Committee which administers the Stock Option Plan. No consideration is received by the Corporation or the Bank for the granting of options or SARs.

     During 2001, options to purchase 45,688 shares were granted under the Stock Option Plan at a per share, weighted average exercise price of $38.27. The following table shows, as to the executive officers named in the "Summary Compensation Table", information for 2001 with respect to the options granted.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------
                                              Individual Grants
-----------------------------------------------------------------------------------------------------------
                                                 Percent of                            Potential Realizable
                                                    Total                                Value at Assumed
                                                  Options/                                Annual Rates of
                                                    SARs                                    Stock Price
                                       Options/  Granted to                                Appreciation
                                         SARs     Employees  Exercise or                 For Option Term
                                       Granted    in Fiscal   Base Price   Expiration  --------------------
           Name                          (#)        Year        ($/Sh)        Date     5% ($)       10% ($)
           (a)                           (b)         (c)         (d)           (e)       (f)          (g)
-----------------------                -------   ---------   ----------    ----------  -------    --------
J. William Johnson....................   3,663      8.02%      $37.94       1/15/11    $ 87,400   $221,489
J. William Johnson....................   3,650      7.99%      $38.94       3/19/11    $ 89,380   $226,506
Arthur J. Lupinacci, Jr...............   2,166      4.74%      $37.94       1/15/11    $ 51,681   $130,971
Arthur J. Lupinacci, Jr...............   2,150      4.71%      $38.94       3/19/11    $ 52,648   $133,421
Donald L. Manfredonia.................   1,745      3.82%      $37.94       1/15/11    $ 41,636   $105,514
Donald L. Manfredonia.................   1,750      3.83%      $38.94       3/19/11    $ 42,853   $108,599
Joseph G. Perri.......................   1,434      3.14%      $37.94       1/15/11    $ 34,216   $ 86,709
Joseph G. Perri.......................     900      1.97%      $38.94       3/19/11    $ 22,039   $ 55,851
Richard Kick..........................   1,311      2.87%      $37.94       1/15/11    $ 31,281   $ 79,272
Richard Kick..........................     750      1.64%      $38.94       3/19/11    $ 18,366   $ 46,542
-----------------------------------------------------------------------------------------------------------

     The following table sets forth the aggregated options/SARs exercised in the last fiscal year and the aggregated number and value of unexercised options and SARs at December 31, 2001 for each of the executive officers named in the "Summary Compensation Table."

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

------------------------------------------------------------------------------------------------------
                                                                                          Value of
                                                                    Number of           Unexercised
                                                                   Unexercised         In-the-Money
                                                                   Options/SARs        Options/SARs
                                                               at Fiscal Year-End    at Fiscal Year-
                                     Shares         Value              (#)                End ($)
                                   Acquired on     Realized        Exercisable/        Exercisable/
                Name              Exercise (#)        ($)         Unexercisable        Unexercisable
                (a)                    (b)            (c)              (d)                  (e)
--------------------------------  ------------     --------   --------------------   -----------------
J. William Johnson .............     11,625        $181,363       9,244 / 7,313      $109,042 / $2,601
Arthur J. Lupinacci, Jr.........         --              --      20,050 / 4,316      $360,806 / $1,538
Donald L. Manfredonia...........      1,141         $33,738      10,900 / 3,495      $169,483 / $1,239
Joseph G. Perri.................         --              --      11,875 / 2,334      $211,655 / $1,018
Richard Kick....................         --              --      10,162 / 2,061      $162,547 / $931
------------------------------------------------------------------------------------------------------

     There were no long-term incentive plan awards granted in the last fiscal year.

Employment Contracts

     Messrs. Johnson, Lupinacci, Manfredonia, and Perri have employment contracts with the Corporation pursuant to which Mr. Johnson is employed in the position of President and Chief Executive Officer of the Corporation, Mr.
Lupinacci is employed as Executive Vice President of the Corporation, and Messrs. Manfredonia and Perri are each employed in the position of Executive Vice President of the Bank. In addition, each of these officers is also employed in such other senior executive positions of the Corporation or the Bank as may be determined by the Board of Directors of the Corporation or the Bank. Mr. Johnson's contract has a term of three years effective January 1, 2002, Mr. Lupinacci's contract has a term of eighteen months effective July 1, 2001, and Messrs. Manfredonia and Perri each have a contract with a term of eighteen months effective January 1, 2002. The term of each of these contracts is automatically extended at the expiration of each year for an additional period of one year, thus resulting in a new three-year term for Mr. Johnson and new eighteen-month terms for Messrs. Lupinacci, Manfredonia, and Perri. The contracts currently provide for base annual salaries of $370,000, $223,000, $176,000, and $168,500 for Messrs. Johnson, Lupinacci, Manfredonia, and Perri, respectively, to be paid by the Corporation or the Bank. The base annual salary for Mr. Johnson includes services as a director of the Corporation and the Bank.

     Under these contracts, Messrs. Johnson, Lupinacci, Manfredonia, and Perri are entitled to severance compensation. Generally upon an involuntary termination of employment or upon a resignation of employment following a change in control, Messrs. Johnson and Lupinacci are entitled to receive single sum payments equal to three (3) times and one and one-half (1.5) times, respectively, the base annual salaries under their contracts, together with continued insurance coverage. Upon an involuntary termination of employment or a resignation of employment for Good Reason, as defined, within twenty-four months following a change of control, Messrs. Manfredonia and Perri are entitled to receive single sum "Termination Payments" equal to one and one-half (1.5) times and one and one-quarter (1.25) times, respectively, the base annual salaries under their contracts. In addition, upon a resignation of employment for any reason during the period beginning on the thirty-first day and ending on the sixtieth day following a change of control, Mr. Manfredonia and Mr. Perri are each entitled to receive a single sum payment equal to 66 2/3% of the Termination Payment under their contracts. Mr. Manfredonia and Mr. Perri are entitled to continued medical coverage after termination.

Severance Agreements

     Messrs. Curtis, Kick, and Keeney have severance agreements with the Corporation. Each such agreement has a term of one year effective January 1, 2002. The term of each agreement is automatically renewed for an additional one-year term, unless the Board of Directors of the Corporation chooses not to renew and notifies the officer at least thirty days prior to the end of a term. Each officer's agreement entitles him to a "Termination Payment" and continued health insurance coverage for a period of twelve months in the event that the officer's employment is terminated within twenty-four months following a change of control or, under certain circumstances, following the acquisition of more than 20% of the voting shares of the Corporation by any entity, person, or group. The Termination Payment and continued health insurance coverage also apply if the officer resigns for Good Reason, as defined, within twenty-four months following a change of control. Each officer's Termination Payment is equal to 125% of his then current annual base salary. Alternatively, each officer's agreement entitles him to a payment in the amount of 66 2/3% of the Termination Payment and continued health insurance coverage in the event that the officer resigns for any reason during the period beginning on the thirty-first day and ending on the sixtieth day following a change of control.

                                PERFORMANCE GRAPH

     The following graph compares the Corporation's total stockholder return over a 5-year measurement period with (i) the NASDAQ Market Index, and (ii) the National Commercial Banks Index*.


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               1/1/97     12/31/97      12/31/98      12/31/99     12/31/00      12/31/01
                              --------   ----------    ----------    ----------   ----------    ----------
The First of Long Island       100        183.24        202.40        136.23       182.42        186.72
National Commercial Banks      100        148.72        160.58        136.47       157.94        159.80
NASDAQ Market Index            100        122.32        172.52        304.29       191.25        152.46

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      THE FIRST OF LONG ISLAND CORPORATION,
            NATIONAL COMMERCIAL BANKS INDEX, AND NASDAQ MARKET INDEX
                    Assumes $100 Invested on January 1, 1997
                           Assumes Dividend Reinvested
                       Fiscal Year Ended December 31, 2001

* The National Commercial Banks Index consists of nationally chartered commercial banks and certain other financial institutions which, on the basis of Standard Industrial Classification (S.I.C.) codes developed by the U.S. Office of Management and Budget, have been included in the same industry group as the Corporation.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

     In 1992, the Bank, as tenant, entered into a lease with Howard Thomas Hogan, Jr., a director of the Corporation and the Bank, covering premises in a building located in Locust Valley, New York, used as a branch office. The lease has a term of ten years and one month and expires on October 30, 2002. However, the Bank may cancel the lease at any time upon giving Mr. Hogan ninety days written notice. The lease provides for annual base rentals of $27,385 for the year ending October 30, 2001 and $28,206 for the year ending October 30, 2002. In addition to the base rent, the Bank is responsible for certain charges for real estate taxes and common area maintenance. The Corporation believes that the foregoing is comparable to the rent that would be charged by an unrelated third party.

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal stockholders of the Corporation and their associates. Such transactions, including borrowings and loan commitments, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and in the opinion of management do not involve more than a normal risk of collectibility, nor do they present other unfavorable features.

     Certain directors are officers, directors, partners, and/or stockholders of companies or partnerships which (or associates of which) may have been customers of the Bank in the ordinary course of business during 2001 and up to the present time. Additional transactions of this type may occur in the future. All such transactions were effected on substantially the same terms as comparable transactions with other persons.

                               EXAMINING COMMITTEE

Report of Examining Committee

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001.

     We have discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 "Communication with Audit Committees", as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have reviewed the written disclosures and letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees", as amended, by the Independence Standard Board, and have discussed with the auditors the auditors' independence.

     Based on the review and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.
                                                   Walter C. Teagle III
                                                   Allen E. Busching
                                                   Beverly Ann Gehlmeyer
                                                   John R. Miller III


Examining Committee Charter and Independence

     The Examining Committee is governed by a written charter adopted by the Board of Directors of both the Corporation and the Bank. All of the members of the Examining Committee are independent directors as defined in Marketplace Rule 4200(a)(14) of The Nasdaq Stock Market, Inc.

     The preceding report and information and the Examining Committee charter shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Act of 1934 (the "1934 Act"), except to the extent the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The consolidated financial statements for the year ended December 31, 2001 were examined by Arthur Andersen LLP. A representative of Arthur Andersen LLP will be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement and respond to appropriate questions from stockholders. The Board of Directors has not yet decided who will serve as the Corporation's independent public accountants for the current year and normally makes this decision at their April meeting.

Audit Fees

     Arthur Andersen LLP billed the Corporation $85,000 for the following services performed with respect to the 2001 year: (1) professional services rendered for the audit of the Corporation's annual financial statements; (2) reviews of the financial statements included in the Corporation's Forms 10-Q;
(3) a reading of the Corporation's annual report on Form 10-K; (4) rendering an opinion on management's assertion about the effectiveness of the Bank's internal control structure over financial reporting; and (5) consultation on matters related to accounting and financial reporting.

All Other Fees

     Other than audit fees, the aggregate fees billed to the Corporation by Arthur Andersen LLP for the most recent fiscal year were $29,000. These fees were paid for tax services. The Examining Committee of the Board of Directors determined that these services are not incompatible with Arthur Andersen LLP maintaining their independence.

                                  OTHER MATTERS

     The Board of Directors of the Corporation does not know of any matters for action by stockholders at the annual meeting other than the matters described in the notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of the printing hereof and which may properly come before the meeting. It is the intention of the persons named in the Proxy to vote such Proxy with respect to such matters in accordance with their best judgment.

     The entire expense of preparing, assembling and mailing the enclosed material will be borne by the Corporation. In addition to using the mails, directors, officers and employees of The First National Bank of Long Island (the "Bank"), a wholly-owned subsidiary of the Corporation, acting on behalf of the Corporation, and without extra compensation, may solicit proxies in person, by telephone or by facsimile.

                              STOCKHOLDER PROPOSALS

     Any proposals of stockholders intended to be submitted at the 2003 Annual Meeting of Stockholders must be received by the Chairman of the Board or the President no later than November 6, 2002 in order to be included in the proxy statement and form of proxy for such meeting. If the Corporation is not notified of a stockholder proposal by January 19, 2003, then the proxies held by management of the Corporation may provide the discretion to vote against such stockholder proposal, even though such proposal is not included in the proxy statement and form of proxy.

                         ANNUAL REPORTS TO STOCKHOLDERS

     Consolidated financial statements for the Corporation and the Bank are included in the Corporation's 2001 Annual Report to Stockholders, which was mailed with this Proxy Statement. In addition, copies of the 2001 Annual Report or the annual report on Form 10-K as filed with the Securities and Exchange Commission for 2001 will be sent to any stockholder upon written request without charge. Such request should be directed to Mark D. Curtis, Senior Vice President and Treasurer, at the Corporation's principal office, 10 Glen Head Road, Glen Head, New York, 11545. The financial statements contained in the Corporation's 2001 Annual Report are not part of this Proxy Statement.

                                             By Order of the Board of Directors


                                             Joseph G. Perri
March 6, 2002                                Senior Vice President and Secretary

                                 REVOCABLE PROXY
                      THE FIRST OF LONG ISLAND CORPORATION

    ------------------
|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE
    ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 16, 2002

     KNOW ALL PERSONS BY THESE PRESENTS that I, the undersigned, being a stockholder of THE FIRST OF LONG ISLAND CORPORATION, GLEN HEAD, NEW YORK, do hereby constitute and appoint STEPHEN P. LYON AND JOHN H. TREIBER or either one of them (with full power to act alone), my true and lawful attorney(s), with full power of substitution, to attend the Annual Meeting of Stockholders of said Corporation, to be held at the OLD BROOKVILLE OFFICE, 209 GLEN HEAD ROAD, GLEN HEAD, NEW YORK, on Tuesday, April 16, 2002, at 3:30 P.M. local time, or any and all adjournments thereof, and to vote all stock owned by me or standing in my name, place and stead on the proposals of the Board of Directors specified in the Notice of Meeting dated March 6, 2002, with all powers I would possess if I were personally present, hereby ratifying and confirming all that my said Proxy or Proxies may do, in my name, place and stead, as follows:

                                                           With-      For All
                                                For        hold       Except
1.   Election of Directors                     |__|        |__|         |__|
     To elect four (4) Directors, each
     for a term of two (2) years (except
     as marked to the contrary below)

     ALLEN E. BUSCHING              PAUL T. CANARICK
     BEVERLY ANN GEHLMEYER          J. WILLIAM JOHNSON

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of any such nominee(s) in the space provided below.

--------------------------------------------------------------------------------

2. Other Matters: If any other business is presented at said meeting, this Proxy shall be voted in accordance with the best judgement of the Proxies.

     IF NO DESIGNATIONS ARE MADE IN THE BOXES PROVIDED ABOVE AS TO THE ELECTION OF DIRECTORS, THIS PROXY WILL BE VOTED "FOR" SUCH ELECTION.

     The shares represented by a properly executed Proxy will be voted as directed.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

     ALL JOINT OWNERS MUST SIGN INDIVIDUALLY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CUSTODIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.
                                                              ------------
Please be sure to sign and date this Proxy in the box below.      Date
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Stockholder sign above                   Co-holder (if any) sign above
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    Detach above card, sign, date and mail in postage paid envelope provided.


                      THE FIRST OF LONG ISLAND CORPORATION
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